Federated California Municipal Cash Trust

A Portfolio of Money Market Obligations Trust

INSTITUTIONAL SHARES (TICKER CAIXX)

SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 2011

1. Under the heading entitled, “How to Purchase Shares,” please add the following paragraph after “Through an Exchange”:

“BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the Systematic Investment Program section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.”

2. Under the heading entitled, “How to Redeem and Exchange Shares,” please add the following paragraph after “Exchange Privilege”:

“SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.”

June 27, 2011

Federated California Municipal Cash Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450878 (6/11)